                                                                    EXHIBIT 99.1

[STERLING BANCORP LOGO]                       NEWS
STERLING BANCORP                              IMMEDIATE RELEASE
WWW.STERLINGBANCORP.COM
                                              650 FIFTH AVENUE
                                              NEW YORK, NY 10019-6108

John Tietjen                                  Kimberly Storin
Chief Financial Officer                       Investor Relations/Media Relations
Sterling Bancorp                              MWW Group
john.tietjen@sterlingbancorp.com              kstorin@mww.com
212.757.8035                                  212.827.3752


        STERLING BANCORP REPORTS RECORD NET INCOME FOR FIRST QUARTER 2004
                      Demand Deposits Reached All-Time High

New York, NY, April 15, 2004 - Sterling Bancorp (NYSE: STL), a financial holding company and the parent company of Sterling National Bank, today reported its financial results for the quarter ended March 31, 2004.

First Quarter 2004 Highlights:

         - Net income increased by 10.5% to $6.5 million, a record level for the Company

         - Diluted earnings per share increased to $0.40 from $0.37 in the first quarter 2003

         - Average demand deposits increased by 16.4% to $402.1 million, an historical high for the Company

"Our strong results for the first quarter exemplify the merits of our balanced business model," said Louis J. Cappelli, Chairman and Chief Executive Officer. "Sterling has a track record of producing year-over-year earnings growth, and this quarter is no exception. Our recent branch expansion initiatives in Westchester and Long Island City exceeded expectations. Over the past 75 years, we have established ourselves as New York City's hometown bank and have also successfully expanded our business beyond the metropolitan area."

Chairman Cappelli concluded, "Sterling is committed to delivering high tech banking products together with personalized customer service, differentiating us from the competition. We maintain a best-in-class approach to customer service, which in conjunction with our focus on individuals, small and mid-sized businesses, puts us in a position to capitalize on future industry consolidation."

FIRST QUARTER 2004 CORPORATE HIGHLIGHTS

In the first quarter, Sterling's Long Island City Regional Banking Center held its grand opening and ribbon cutting ceremony. Sterling executives and local dignitaries were on hand to celebrate the opening of the Company's third branch in Queens.

On February 23, 2004, Sterling expanded into Westchester County, New York, through the acquisition of a savings bank branch location in Yonkers.

Both branches will provide all of Sterling's services through full service retail and corporate banking offices and expanded residential mortgage facilities.

FIRST QUARTER 2004 FINANCIAL RESULTS

NET INCOME

Net income for the first quarter 2004 was $6.5 million, a 10.5% increase from $5.8 million in the first quarter 2003. Diluted earnings per share grew to $0.40 from $0.37 in the first quarter of last year (adjusted to reflect the five-for-four stock split effected in September 2003).

The year-over-year increase in net income is a result of continued growth in net interest income and noninterest income.

NET INTEREST INCOME

In the first quarter 2004, net interest income, on a tax equivalent basis, increased to $19.3 million from $18.5 million in the first quarter 2003.

On December 31, 2003, the Company adopted Financial Accounting Standards Board ("FASB") Interpretation No. 46R ("FIN 46R") "Consolidation of Variable Interest Entities," which clarified certain provisions of a previously released interpretation. Under the provisions of FIN 46R, Sterling deconsolidated the issuer trust and accounts for its investment in the trust as an asset, its junior subordinated debentures as long-term debt and the interest paid on those debentures as interest expense. As a result of the adoption of FIN 46R, the Company's prior period presentations have been restated to conform to the current presentation.

Net interest margin, on a tax equivalent basis, for the first quarter 2004 was 4.90%, compared to 5.47% for the first quarter 2003 (adjusted to reflect the adoption of FIN 46R). The decrease was primarily the result of the lower interest rate environment in 2004 and the effect of the mix of earning assets (including principal prepayments in the investment portfolio), partially offset by the impact of increases in average investment securities and loans outstanding.

LOANS

Average loans held in portfolio for the first quarter 2004 grew 10.0% year-over-year to $818.8 million from $744.6 million in the first quarter 2003.

DEMAND DEPOSITS

For the first quarter 2004, average demand deposits increased 16.4% to $402.1 million. As of March 31, 2004, demand deposits were 35.0% of total deposits, continuing Sterling's tradition of maintaining one of the highest ratios of demand to total deposits in the industry.

COST OF FUNDS

The average rate paid on interest bearing funds was 1.67% for the first quarter 2004, compared to 1.87% for the first quarter 2003 (adjusted to reflect the adoption of FIN 46R), reflecting Management's continued discipline in controlling funding costs.

In the first quarter 2004, the total interest expense was $4.5 million compared to $4.4 million in the first quarter 2003.

NONINTEREST INCOME AND NONINTEREST EXPENSES

For the first quarter 2004, noninterest income was $8.2 million, a 9.6% increase compared to the first quarter 2003. This increase was the result of increased income from mortgage and factoring business units and securities gains.

Noninterest expenses for the quarter ended March 31, 2004 were $14.7 million, compared to $14.4 million in the corresponding period of 2003. The increase was primarily due to investments in the Sterling franchise, including the new branches, with higher expenses related to salaries, advertising, professional fees and equipment. These higher expenses were partially offset by a $1.3 million reduction in employee benefit costs as a result of an executive relinquishing his right to receive pension payments exchanged for a life insurance policy.

ASSET QUALITY

As of March 31, 2004, nonperforming assets were $4.0 million, representing 0.23% of total assets.

The provision for loan losses for the first quarter 2004 increased to $2.4 million from $1.8 million in the first quarter 2003. The allowance for loan losses as a percentage of loans held in portfolio was 1.73% as of March 31, 2004.

DIVIDEND

On March 31, 2004, Sterling paid a cash dividend of $0.19 per common share to shareholders of record as of March 15, 2004. The Company has been distributing cash dividends for 233 consecutive quarters.

CONFERENCE CALL

Sterling Bancorp will host a teleconference call for the financial community on Friday, April 16, 2004 at 10:00 a.m. Eastern Time to discuss the first quarter 2004 financial results. The public is invited to listen to this conference call by dialing 800-982-3472 at least 10 minutes prior to the call and entering passcode 436523.

A replay of the conference call will be available at 1:00 pm Eastern Time on Friday, April 16, 2004 until 11:59 p.m. Eastern Time on Friday, April 23, 2004. The public is invited to listen to this conference call by dialing 888-266-2081 and entering passcode 436523.

ABOUT STERLING BANCORP

Sterling Bancorp (NYSE: STL) is a financial holding company with assets of $1.7 billion, offering a broad array of banking and financial services products. Its principal banking subsidiary is Sterling National Bank, founded in 1929. Sterling provides a wide range of products and services, including business and consumer loans, commercial and residential mortgage lending and brokerage, asset-based financing, factoring, trade financing, equipment leasing, corporate and consumer deposit services, trust and estate administration, and investment management services. The Company has operations in New York, New Jersey, Virginia and North Carolina and conducts business throughout the U.S.

This press release may contain statements, including but not limited to, statements concerning future results of operations or financial position, borrowing capacity and future liquidity, future investment results, future credit exposure, future loan losses and plans and objectives for future operations, and other statements regarding matters that are not historical facts, that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts but instead are subject to numerous assumptions, risks and uncertainties, and represent only the Company's belief regarding future events, many of which, by their nature, are inherently uncertain and outside of its control. Any forward-looking statements the Company may make speak only as of the date on which such statements are made. It is possible that the Company's actual results and financial position may differ, possibly materially, from the anticipated results and financial condition indicated in or implied by these forward-looking statements. For a discussion of some of the risks and important factors that could affect the Company's future results, see "Business -- Cautionary Statement Regarding Forward-looking Statements" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

                                STERLING BANCORP
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
            (DOLLARS AND SHARES IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                       THREE MONTHS ENDED MARCH 31,
                                                       ----------------------------
                                                         2004               2003
                                                       -------            -------
OPERATING HIGHLIGHTS
   Interest income                                     $23,589            $22,633
   Interest expense                                      4,539              4,376
   Provision for loan losses                             2,427              1,791
   Noninterest income                                    8,170              7,454
   Noninterest expenses                                 14,693             14,393
   Net income                                            6,461              5,846

   Earnings per common share:(1)
     Basic                                                0.43               0.39
     Diluted                                              0.40               0.37
   Cash dividends declared (1)                            0.19               0.15
   Common shares outstanding:(1)
     Period end                                         15,442             14,834
     Average Basic                                      15,189             14,839
     Average Diluted                                    16,051             15,642
   Return on average assets                               1.51%              1.58%
   Return on average tangible equity (2)                 21.18%             21.69%
   Return on average stated equity (3)                   18.07%             18.18%
   Net interest spread, tax equivalent basis              4.42%              4.93%
   Net interest margin, tax equivalent basis              4.90%              5.47%

ASSET QUALITY HIGHLIGHTS
PERIOD END
   Net charge-offs                                     $ 2,123            $ 1,522
   Nonperforming loans                                   2,741              2,074
   Other real estate owned                               1,292                946
   Nonperforming assets                                  4,033              3,020

   Nonperforming loans/loans (4)                          0.30%              0.25%
   Nonperforming assets/assets                            0.23%              0.19%
   Allowance for loan losses/loans (5)                    1.73%              1.77%
   Allowance for loan losses/
       nonperforming loans                              538.60%            666.30%

(1) The prior period has been restated to reflect the five- for- four stock split effected in September 2003.

(2) Average tangible equity represents average shareholders' equity less average excess cost over equity in net assets of the bank.

(3) Average stated equity is equal to average shareholders' equity.

(4) The term "loans" includes loans held for sale and loans held in portfolio.

(5) The term "loans" includes loans held in portfolio only.

                                STERLING BANCORP
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                              THREE MONTHS ENDED MARCH 31,
                                           -------------------------------
                                              2004                 2003
                                           ----------           ----------
BALANCE SHEET HIGHLIGHTS
PERIOD END BALANCES
   Security investments                    $  712,844           $  600,861
   Loans held for sale                         48,427               56,892
   Loans held in portfolio,
      net of unearned discount                853,008              779,752
   Total earning assets                     1,616,755            1,439,642
   Allowance for loan losses                   14,763               13,819
   Total assets                             1,735,366            1,563,018

   Noninterest-bearing deposits               429,297              354,166
   Interest-bearing deposits                  794,001              686,816
   Customer repurchase agreements              77,795               58,972
   Shareholders' equity                       148,374              132,550

AVERAGE BALANCES
   Security investments                    $  695,141           $  568,010
   Loans held for sale                         43,815               58,235
   Loans held in portfolio,
      net of unearned discount                818,784              744,560
   Total earning assets                     1,582,158            1,381,749
   Allowance for loan losses                   15,322               14,244
   Total assets                             1,722,510            1,505,258

   Noninterest-bearing deposits               402,110              345,519
   Interest-bearing deposits                  793,672              655,344
   Customer repurchase agreements              75,369               57,517
   Shareholders' equity                       143,827              130,444

CAPITAL RATIOS
   Tier 1 risk based                            14.55%               14.40%
   Total risk based                             15.80%               15.65%
   Leverage                                      8.96%                9.14%

Book value per common share (1)            $     9.61           $     8.80

(1) The prior period has been restated to reflect the five- for- four stock split effected in September 2003.

                                STERLING BANCORP
                                 BALANCE SHEETS
                     (IN THOUSANDS, EXCEPT NUMBER OF SHARES)

                                                                                     MARCH 31,
                                                                         --------------------------------
                                                                             2004                 2003
                                                                         -----------          -----------
ASSETS
Cash and due from banks                                                  $    45,757          $    56,276
Interest-bearing deposits with other banks                                     2,476                2,137
Investment securities
    Available for sale (at estimated market value)                           328,848              191,955
    Held to maturity (at cost)                                               383,996              408,906
                                                                         -----------          -----------
            Total investment securities                                      712,844              600,861
                                                                         -----------          -----------

Loans held for sale                                                           48,427               56,892
                                                                         -----------          -----------
Loans held in portfolio, net of unearned discounts                           853,008              779,752
Less allowance for loan losses                                                14,763               13,819
                                                                         -----------          -----------
            Loans, net                                                       838,245              765,933
                                                                         -----------          -----------

Customers' liability under acceptances                                         1,414                3,768
Excess cost over equity in net assets of the banking subsidiary               21,158               21,158
Premises and equipment, net                                                    9,705                9,515
Other real estate                                                              1,292                  946
Accrued interest receivable                                                    5,419                5,295
Bank owned life insurance                                                     22,106               21,092
Other assets                                                                  26,523               19,145
                                                                         -----------          -----------
                                                                         $ 1,735,366          $ 1,563,018
                                                                         ===========          ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
    Noninterest-bearing                                                  $   429,297          $   354,166
    Interest-bearing                                                         794,001              686,816
                                                                         -----------          -----------
            Total deposits                                                 1,223,298            1,040,982

Securities sold under agreements to repurchase - customers                    77,795               58,972
Securities sold under agreements to repurchase - dealers                      35,392               55,551
Federal funds purchased                                                            0                5,000
Commercial paper                                                              24,402               18,593
Other short-term borrowings                                                   15,416               30,018
Acceptances outstanding                                                        1,414                3,768
Accrued expenses and other liabilities                                        73,501               76,810
Long-term debt                                                               135,774              140,774
                                                                         -----------          -----------
            Total liabilities                                              1,586,992            1,430,468
                                                                         -----------          -----------

Shareholders' equity                                                         148,374              132,550
                                                                         -----------          -----------
                                                                         $ 1,735,366          $ 1,563,018
                                                                         ===========          ===========

MEMORANDA
    Available for sale securities - amortized cost                       $   322,908          $   186,355
    Held to maturity securities - estimated market value                     390,404              419,236
    Shares outstanding
        Preferred - Series D                                                       0              231,255
        Common issued (1)                                                 16,756,554           16,119,662
        Common in treasury                                                 1,314,895            1,285,212

(1) The prior period has been restated to reflect the five- for- four stock split effected in September 2003.

                                STERLING BANCORP
                              STATEMENTS OF INCOME
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                          THREE MONTHS ENDED MARCH 31,
                                                        --------------------------------
                                                            2004                 2003
                                                        -----------          -----------
INTEREST INCOME
Loans                                                   $    15,082          $    14,760
Investment securities - available for sale                    3,692                2,512
Investment securities - held to maturity                      4,706                5,331
Federal funds sold                                               50                   22
Deposits with other banks                                        59                    8
                                                        -----------          -----------
            Total interest income                            23,589               22,633
                                                        -----------          -----------

INTEREST EXPENSE
Deposits                                                      2,473                2,202
Securities sold under agreements to repurchase                  316                  299
Federal funds purchased                                          16                   11
Commercial paper                                                 63                   70
Other short-term borrowings                                     112                  190
Long-term debt                                                1,559                1,604
                                                        -----------          -----------
            Total interest expense                            4,539                4,376
                                                        -----------          -----------
Net interest income                                          19,050               18,257
Provision for loan losses                                     2,427                1,791
                                                        -----------          -----------
Net interest income after provision
    for loan losses                                          16,623               16,466
                                                        -----------          -----------

NONINTEREST INCOME
Factoring income                                              1,427                1,352
Mortgage banking income                                       3,631                3,243
Service charges on deposit accounts                           1,063                1,232
Trade finance income                                            493                  573
Trust fees                                                      182                  165
Other service charges and fees                                  475                  435
Bank owned life insurance income                                234                  261
Securities gains                                                536                   96
Other income                                                    129                   97
                                                        -----------          -----------
            Total noninterest income                          8,170                7,454
                                                        -----------          -----------

NONINTEREST EXPENSES
Salaries and employee benefits                                8,352                8,484
Occupancy expenses, net                                       1,226                1,296
Equipment expenses                                              756                  646
Advertising and marketing                                     1,093                  791
Professional fees                                               914                  727
Data processing fees                                            287                  265
Stationery and printing                                         266                  208
Communications                                                  407                  443
Mortgage tax expense                                            162                  178
Other expenses                                                1,230                1,355
                                                        -----------          -----------
            Total noninterest expenses                       14,693               14,393
                                                        -----------          -----------
Income before income taxes                                   10,100                9,527
Provision for income taxes                                    3,639                3,681
                                                        -----------          -----------
NET INCOME                                              $     6,461          $     5,846
                                                        ===========          ===========
Average number of common
    shares outstanding (1)
        Basic                                            15,188,650           14,839,328
        Diluted                                          16,051,105           15,641,746
Earnings per average common share (1)
        Basic                                           $      0.43          $      0.39
        Diluted                                                0.40                 0.37
Dividends per common share (1)                                 0.19                 0.15

(1) The prior period has been restated to reflect the five- for- four stock split effected in September 2003.

                                STERLING BANCORP
                       STATEMENTS OF COMPREHENSIVE INCOME
                                 (IN THOUSANDS)

                                                      THREE MONTHS ENDED MARCH 31,
                                                      ----------------------------
                                                        2004                2003
                                                      -------             -------
NET INCOME                                            $ 6,461             $ 5,846

Other comprehensive income, net of tax:
    Unrealized holding (losses)/gains arising
        during the period                               1,427                (520)
    Less:
        Reclassification adjustment for
          gains included in net income                   (290)                (52)
    Minimum pension liability adjustment                 (364)                  0
                                                      -------             -------

COMPREHENSIVE INCOME                                  $ 7,234             $ 5,274
                                                      =======             =======

                                STERLING BANCORP
                  STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                                 (IN THOUSANDS)

                                                          THREE MONTHS ENDED MARCH 31,
                                                         -----------------------------
                                                            2004                2003
                                                         ---------           ---------
BALANCE, AT BEGINNING OF PERIOD                          $ 143,185           $ 129,780
Net income for period                                        6,461               5,846
Options exercised                                              940                 184
Purchase of common shares for treasury                           0                (118)
Cash dividends
    Common shares                                           (2,919)             (2,231)
    Preferred shares                                             0                 (32)
Surrender of shares issued under
    incentive compensation plan                               (252)               (493)
Amortization of unearned compensation                          186                 186
Change in net unrealized holding (losses)/gains
    on available for sale securities                         1,427                (520)
Reclassification adjustment for (gains)
    included in net income                                    (290)                (52)
Minimum pension liability adjustment                          (364)                  0
                                                         ---------           ---------

BALANCE, AT END OF PERIOD                                $ 148,374           $ 132,550
                                                         =========           =========

                                STERLING BANCORP
                           AVERAGE BALANCE SHEETS [1]
                             (dollars in thousands)

                                                                                   THREE MONTHS ENDED
                                                                                   ------------------
                                                                    MARCH 31, 2004                      MARCH 31, 2003
                                                       ------------------------------------   -------------------------------
                                                         AVERAGE                    AVERAGE     AVERAGE               AVERAGE
                                                         BALANCE       INTEREST      RATE       BALANCE     INTEREST   RATE
                                                       ----------------------------------------------------------------------
ASSETS
  Interest-bearing deposits with other banks           $      3,429   $       59     0.94%    $     3,700    $     8   0.94%
  Investment securities - available for sale                290,099        3,353     4.55         155,407      2,155   5.55
  Investment securities - held to maturity                  374,141        4,706     5.09         379,948      5,331   5.61
  Investment securities - tax exempt [2]                     30,901          575     7.48          32,655        606   7.52
  Federal funds sold                                         20,989           50     0.95           7,244         22   1.21
  Loans, net of unearned discount [3]                       862,599       15,082     7.22         802,795     14,760   7.73
                                                       ------------   ----------              -----------    -------
                 TOTAL INTEREST-EARNING ASSETS            1,582,158       23,825     6.09%      1,381,749     22,882   6.80%
                                                                      ----------     ====                     ------   ====

  Cash and due from banks                                    66,657                                53,842
  Allowance for loan losses                                 (15,322)                              (14,244)
  Excess cost over equity in
    net assets of the bank                                   21,158                                21,158
  Other                                                      67,859                                63,527
                                                       ------------                           -----------
                          TOTAL ASSETS                 $  1,722,510                           $ 1,506,032
                                                       ============                           ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
  Interest-bearing deposits
    Domestic
      Savings                                          $     32,947           32     0.39%    $    26,211         26   0.40%
      NOW                                                   134,021          154     0.46         114,727        137   0.48
      Money market                                          209,946          370     0.71         151,143        175   0.47
      Time                                                  413,758        1,909     1.86         360,263      1,852   2.08
    Foreign
      Time                                                    3,000            8     1.07           3,000         12   1.66
                                                       ------------   ----------              -----------    -------
                        TOTAL DEPOSITS                      793,672        2,473     1.25         655,344      2,202   1.36
                                                       ------------   ----------              -----------    -------
  Borrowings
    Securities sold under agreements to
       repurchase - customers                                75,369          211     1.13          57,517        180   1.27
    Securities sold under agreements to
       repurchase - dealers                                  36,550          105     1.15          36,307        119   1.34
    Federal funds purchased                                   5,906           16     1.08           3,667         11   1.27
    Commercial paper                                         23,419           63     1.08          24,005         70   1.19
    Other short-term debt                                    24,746          112     1.82          31,357        190   2.45
    Long-term debt                                          135,774        1,559     4.59         140,774      1,604   4.56
                                                       ------------   ----------              -----------    -------
                       TOTAL BORROWINGS                     301,764        2,066     2.74         293,627      2,174   2.97
                                                       ------------   ----------              -----------    -------

              TOTAL INTEREST-BEARING LIABILITIES          1,095,436        4,539     1.67%        948,971      4,376   1.87%
                                                       ------------   ----------     ====     -----------    -------   ====
Noninterest-bearing demand deposits                         402,110                               345,519
Other liabilities                                            81,137                                81,098
                                                       ------------                           -----------
                                 Total Liabilities        1,578,683                             1,375,588

Shareholders' equity                                        143,827                               130,444
                                                       ------------                           -----------
           TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY  $  1,722,510                           $ 1,506,032
                                                       ============                           ===========
Net interest income/spread                                                19,286     4.42%                    18,506   4.93%
                                                                                     ====                              ====
Net yield on interest-earning assets                                                 4.90%                             5.47%
                                                                                     ====                              ====
Less: Tax equivalent adjustment                                              236                                 249
                                                                      ----------                             -------
Net interest income                                                   $   19,050                             $18,257
                                                                      ==========                             =======

[1] The average balances of assets, liabilities and shareholders' equity are computed on the basis of daily averages. Average rates are presented on a tax equivalent basis. Certain reclassifications have been made to 2003 amounts to conform to current presentation.

[2] Interest on tax-exempt securities is presented on a tax equivalent basis.

[3] Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding and income has been included to the extent earned.

                        STERLING BANCORP AND SUBSIDIARIES
                            RATE/VOLUME ANALYSIS [1]
                                 (IN THOUSANDS)

                                                                          INCREASE/(DECREASE)
                                                                          THREE MONTHS ENDED
                                                                             MARCH 31, 2004
                                                                  -----------------------------------
                                                                   VOLUME        RATE         NET [2]
                                                                  -------       -------       -------
INTEREST INCOME
Interest-bearing deposits with other banks                        $    51       $     0       $    51
                                                                  -------       -------       -------
Investment securities - available for sale                          1,637          (439)        1,198
Investment securities - held to maturity                              (46)         (579)         (625)
Investment securities - tax exempt                                    (28)           (3)          (31)
                                                                  -------       -------       -------
      Total investment securities                                   1,563        (1,021)          542
                                                                  -------       -------       -------

Federal funds sold                                                     34            (6)           28
Loans, net of unearned discounts [3]                                1,332        (1,010)          322
                                                                  -------       -------       -------
TOTAL INTEREST INCOME                                             $ 2,980       $(2,037)      $   943
                                                                  =======       =======       =======

INTEREST EXPENSE
Interest-bearing deposits
  Domestic
    Savings                                                       $     7       $    (1)      $     6
    NOW                                                                23            (6)           17
    Money market                                                       86           109           195
    Time                                                              272          (215)           57
  Foreign
    Time                                                                0            (4)           (4)
                                                                  -------       -------       -------
      Total interest-bearing deposits                                 388          (117)          271
                                                                  -------       -------       -------

Borrowings
  Securities sold under agreements to repurchase - customers           53           (22)           31
  Securities sold under agreements to repurchase - dealers              2           (16)          (14)
  Federal funds purchased                                               7            (2)            5
  Commercial paper                                                     (1)           (6)           (7)
  Other short-term debt                                               (34)          (44)          (78)
  Long-term debt - FHLB                                               (54)            9           (45)
                                                                  -------       -------       -------
      Total borrowings                                                (27)          (81)         (108)
                                                                  -------       -------       -------

TOTAL INTEREST EXPENSE                                            $   361       $  (198)      $   163
                                                                  =======       =======       =======

NET INTEREST INCOME                                               $ 2,619       $(1,839)      $   780
                                                                  =======       =======       =======

[1]      This table is presented on a tax equivalent basis.

[2] Changes in interest income and interest expense due to a combination of both volume and rate have been allocated to the change due to volume and the change due to rate in proportion to the relationship of change due solely to each. The effect of the extra day in 2004 has been included in the change in volume.

[3] Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding, and income has been included to the extent earned.

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